Goodwill Impairment Charge	9 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Impairment Charge

4) Goodwill Impairment Charge

During the three months ended June 30, 2015, the Partnership concluded that indicators of impairment were present due to a significant reduction in the price of the Partnership’s common units during the quarter. Consequently, the Partnership performed an interim vessel and goodwill impairment analysis as of June 30, 2015 on its fleet, concluding that there was no impairment to the vessels’ values. However, the Partnership determined that the carrying value of the goodwill exceeded its fair value. The impairment charge relates mainly to capitalized goodwill which arose in 2008 when the Partnership’s predecessor acquired the Windsor Knutsen and three other vessels then under construction, in a transaction that was then accounted for as a step transaction. As a result, a goodwill impairment charge of $6.2 million was recognized in the condensed consolidated financial statements for the three and six months ended June 30, 2015. The fair value was determined using the present value of the expected future cash flows discounted at a rate equivalent to a market participant’s weighed average cost of capital. The estimates and assumptions regarding expected future cash flows and appropriate discount rates are in part based upon existing contracts, future shuttle tanker rates, historical experience, financial forecasts and industry trends and conditions. This non-cash impairment charge, which does not affect the Partnership’s operations, cash flows, liquidity, or any of its loan covenants, reduced the Partnership’s remaining goodwill balance to zero as of June 30, 2015.